IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
iShares®
iShares Trust
Supplement dated December 18, 2023
to the currently effective Summary Prospectus and Prospectus for the iShares MSCI KLD 400 Social ETF (DSI) (the “Fund”)
The Fund is updating its investment policy to indicate that it intends to be “diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), in approximately the same proportion as its Underlying Index is diversified. Shareholder approval will not be sought if the Fund crosses from diversified to non‑diversified status due solely to a change in the relative market capitalization or index weighting of the constituents of its Underlying Index.

1.	The section of the Fund’s Summary Prospectus and Prospectus entitled “Principal Investment Strategies” is amended to add the following to the end of the section:
Diversification Policy. The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non‑diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non‑diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index. The Fund discloses its portfolio holdings and weightings at www.iShares.com.

2.	The section of the Fund’s Summary Prospectus and Prospectus entitled “Summary of Principal Risks” and the section of the Fund’s Prospectus entitled “a Further Discussion of Principal Risks” are each amended to add the following:
Non‑Diversification Risk. To the extent the Fund is non‑diversified, the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may be adversely affected, the Fund’s shares may experience greater price volatility and the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑DSI‑1223

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FOR FUTURE REFERENCE